Anlage 1					Seite: 1		7. August 2006

Unser Zeichen	VgArt	Land	Regionalisiert	Name	Stichwort	Amt-Az -1-	Amt-Az -2-	Laufzeitende	Familienschlüssel
OD 40295	PT	WO	Regionalisiert in EP	OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorabwärme einer	PCT/EP2004/053649	WO 2005/066465		OD 40295
OD 40296	PT	WO	Regionalisiert in EP, US, IN	OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorwärme von Kälte	PCT/EP2004/053650	WO 2005/061857		OD 40296
OD 40307	PT	WO	Regionalisiert in EP, US, IN	OSER, Dr. Erwin	Niederdruck- Entspannungsmotor auf der Basis von Rootsgebläsen	PCT/EP2004/053654	WO 2005/061858		OD 40307
OD 40308	PT	WO	Regionalisiert in EP	OSER, Dr. Erwin	Extraktions-Wärmepumpe mit reversible immobilisierbarem Lösemittel /	PCT/EP2004/053651	WO 2005/061973		OD 40308
OD 40309	PT	WO	Regionalisiert in EP	OSER, Dr. Erwin	Stromgewinnung aus der Kondensatorwärme einer Anlage zur Wassergewin	PCT/EP2004/053655	WO 2005/066466		OD 40309
OD 40317	PT	WO	Regionalisiert in EP, US, IN	OSER, Dr. Erwin	Verfahren zur Umwandlung von Wärmeenergie aus Fluiden in mechanische	PCT/EP2005/050595	WO 2005/078243		OD 40317
OD 40473	PT-PCT	EP		OSER, Dr. Erwin	Stromgewinnung aus der Kondensatorwärme einer Anlage zur Wassergewin	04 804 988.6		22.12.2024	OD 40309
OD 40474	PT-PCT	EP		OSER, Dr. Erwin	Extraktions-Wärmepumpe mit reversible immobilisierbarem Lösemittel /	04 804 985.2-2301		22.12.2024	OD 40308
OD 40475	PT-PCT	EP		OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorabwärme einer	04 804 983.7		22.12.2024	OD 40295
OD 40476	PT-PCT	EP		OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorwärme von Kälte	04 804 984.5		22.12.2024	OD 40296
OD 40479	PT-PCT	EP		OSER, Dr. Erwin	Niederdruck- Entspannungsmotor auf der Basis von Rootsgebläsen	04 816 348.9		22.12.2024	OD 40307

Anlage 1					Seite: 2		7. August 2006

Unser Zeichen	VgArt	Land	Regionalisiert	Name	Stichwort	Amt-Az -1-	Amt-Az -2-	Laufzeitende	Familienschlüssel
OD 40482	PT-PCT	EP		OSER, Dr. Erwin	Verfahren zur Umwandlung von Wärmeenergie aus Fluiden in mechanische	05 716 660.5		10.02.2025	OD 40317
OD 40477	PT-PCT	US		OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorwärme von Kälte	US-Aktenzeichen liegt noch nicht vor			OD 40296
OD 40480	PT-PCT	US		OSER, Dr. Erwin	Niederdruck- Entspannungsmotor auf der Basis von Rootsgebläsen	US-Aktenzeichen liegt noch nicht vor			OD 40307
OD 40483	PT-PCT	US		OSER, Dr. Erwin	Verfahren zur Umwandlung von Wärmeenergie aus Fluiden in mechanische	US-Aktenzeichen liegt noch nicht vor			OD 40317
OD 40478	PT-PCT	IN		OSER, Dr. Erwin	Energiesparmodul / Stromgewinnung aus der Kondensatorwärme von Kälte	3651/DELNP/2006			OD 40296
OD 40481	PT-PCT	IN		OSER, Dr. Erwin	Niederdruck- Entspannungsmotor auf der Basis von Rootsgebläsen	3652/DELNP/2006			OD 40307
OD 40484	PT-PCT	IN		OSER, Dr. Erwin	Verfahren zur Umwandlung von Wärmeenergie aus Fluiden in mechanische	4051/DELNP/2006			OD 40317